Exibit 10.6

PREPARED BY AND WHEN RECORDED OR FILED,

PLEASE RETURN TO:

Phyllis Y. Young

Akin Gump Strauss Hauer & Feld LLP

1111 Louisiana Street, 44th Floor

Houston, Texas 77002

NOTICE OF CONFIDENTIALITY RIGHTS:  IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS:  YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER

OVERRIDE GRANT Deed

THE STATE OF CALIFORNIA	§
	§	KNOW ALL PERSONS BY THESE PRESENTS:
COUNTY OF KERN	§

Daybreak Oil and Gas, Inc., a Washington corporation (“Grantor”), for $10.00 and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), does hereby GRANT, BARGAIN, SELL, CONVEY, ASSIGN, TRANSFER, SET OVER, and DELIVER (the “Grant”) unto Well Works, LLC, a Utah limited liability company (the “Grantee”) a cost-free overriding royalty interest (the “Overriding Royalty Interest”) in and to Grantor’s working interest share of the oil, gas, and other hydrocarbons produced from the wells owned by the Grantor (the “Wells”) located on the acreage that is covered by and subject to the leases, as described in Exhibit A, effective as of 12:00 a.m. Los Angeles, California time on November 1, 2011 (the “Effective Date”), in the percentage set forth below.

TO HAVE AND TO HOLD the Overriding Royalty Interest unto Grantee, its successors and assigns, forever, subject to the matters set forth below.

This Grant is made and accepted expressly subject to the following terms and conditions:

1.      GRANTOR WARRANTS AND WILL DEFEND TITLE TO THE OVERRIDING ROYALTY INTEREST UNTO GRANTEE FROM AND AGAINST ALL PERSONS AND ENTITIES CLAIMING THE OVERRIDING ROYALTY INTEREST OR ANY PART THEREOF BY, THROUGH OR UNDER GRANTOR BUT NOT OTHERWISE.

2.      The Overriding Royalty Interest is hereby granted, bargained, sold, conveyed, assigned, transferred, set over, and delivered to Grantee, and Grantee and its respective successors and assigns, shall own and hold the Overriding Royalty Interest in an amount equal to 3.00000% of the production of the Wells, proportionally reduced to Grantor’s working interest in such Wells, from the Effective Date through the total depletion of the Wells.

3.      The Overriding Royalty Interest shall be free and clear of all development, production, and operating costs and expenses, except taxes.

4.      The Overriding Royalty Interest shall be paid to Well Works at the following address:
Well Works, LLC
1575 Federal Heights Drive
Salt Lake City, UT 84103.

5.      Grantor and its successors and assigns, hereby agree to execute and deliver to Grantee, from time to time, such other and additional instruments and documents, and to do all such other and further acts and things as may be necessary to more fully and effectively grant, convey and assign the Overriding Royalty Interest to Grantee.

6.      This Grant is binding upon and inures to the benefit of Grantor and Grantee and their respective successors and assigns.

7.      Complete copies of this Grant including the entire Exhibit A hereto have been retained by Grantor and Grantee.

8.      This Grant supersedes and replaces in its entirety that certain Assignment of Net Profits Interest dated and effective as of 7:00 a.m. Houston, Texas time on September 17, 2010 by Grantor to Grantee.

9.      THIS GRANT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT THAT THE LAWS OF ANY OTHER STATE ARE MANDATORILY APPLICABLE.

[Signature Page Follows]

2

IN WITNESS WHEREOF, the undersigned have executed this Grant on October  31, 2011, but effective as of the Effective Date.

DAYBREAK OIL AND GAS, INC.

By: /s/ JAMES F. WESTERLAND___
Name: James F Westerland
Title: President and Chief Executive Officer

WELL WORKS, LLC

By: /s/ ERIC B. HALE_______
Name: Eric B. Hale
Title: Manager

[ACKNOWLEDGMENTS FOLLOW]

STATE OF TEXAS	§
§
COUNTY OF Galveston	§

            This document was acknowledged before me on October 31, 2011, by James F Westmoreland, of DAYBREAK OIL AND GAS, INC., on behalf of said corporation.

                                                                          /s/ CLARA C. STILL

                                                                        Notary Public in and for the State of Texas

My commission expires:                                    Clara C Still

     12-14-12                                                    Notary’s Printed Name

STATE OF Utah	§
§
COUNTY OF Salt Lake	§

              This document was acknowledged before me on October 31, 2011, by Eric B. Hale , Manager of WELL WORKS, LLC, on behalf of said limited liability.

                                                                           /s/ LINDA RINO

                                                                        Notary Public in and for the State of _Utah_____

My commission expires:                                          Linda Rino

         2-1-2015                                                Notary’s Printed Name

EXHIBIT A

Attached to and made a part of that certain Override Grant

Leases